UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2024

Nxu, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	92-2819012
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NXU	NASDAQ

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

As set forth in greater detail in Item 5.07 of this Current Report on Form 8-K (this “Current Report”), at the 2024 Annual Meeting of Stockholders of Nxu, Inc. (the “Company”) held on August 14, 2024 (the “Annual Meeting”), the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation as amended (the “Certificate of Incorporation”). In connection with such approval, on August 16, 2024, the Company filed a Certificate of Amendment of Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware that amends Article V of the Certificate of Incorporation in its entirety in order to provide that the Company expressly elects to be governed by Section 242(d) of the Delaware General Corporation Law (“Section 242(d)”), which permits a corporation to increase or decrease the authorized number of shares of class of stock, or to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares (that is, a reverse stock split) if, among other things, (a) the class of stock is listed on a national securities exchange and will meet the listing requirements of that exchange relating to the minimum number of holders immediately after the amendment becomes effective and (b) the votes cast “for” the amendment exceed the votes cast “against” the amendment at a meeting at which a quorum of the stockholders is present in person or by proxy. As a result, so long as the requirements of Section 242(d) are satisfied, increases or decreases to the number of shares of the Company’s Class A common stock, and reverse splits of the Company’s Class A common stock, may be approved by the votes cast standard described above. Broker non-votes, abstentions, and shares not present in person or by proxy at a stockholder meeting would have no effect on the outcome of whether these amendments are approved by stockholders.

A summary of the Charter Amendment is set forth in the section entitled “Proposal 4 – The Charter Amendment Proposal” of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2024 (the “Proxy Statement”), which summary is incorporated herein by reference. Such summary and the foregoing description of the Charter Amendment do not purport to be complete and are qualified in their entirety by reference to the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As set forth in greater detail in Item 5.07 of this Current Report, at the Annual Meeting, the stockholders of the Company approved the amendment and restatement of the Nxu, Inc. 2023 Omnibus Incentive Plan (the “Amended Incentive Plan”). The primary purposes of the amendment and restatement are to (i) increase the number of shares of Class A common stock of the Company available for issuance under the Amended Incentive Plan by an additional 48,000,000 shares, and (ii) extend the last date on which awards can be made under the Amended Incentive Plan to August 13, 2034.

A summary of the material terms of the Amended Incentive Plan is set forth in the section entitled “Proposal 2 – The Plan Proposal” of the Proxy Statement, which summary is incorporated herein by reference. Such summary and the foregoing description of the Amended Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the Amended Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on August 14, 2024. The voting results were as follows:

1. To elect four directors to serve until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Mark Hanchett
Class A common stock	1,356,265	376,134	183,282	2,161,130
Class B common stock	2,555,040	0	0	0
Total	3,911,305	376,134	183,282	2,161,130
Annie Pratt
Class A common stock	1,349,511	376,236	189,934	2,161,130
Class B common stock	2,555,040	0	0	0
Total	3,904,551	376,236	189,934	2,161,130

Britt Ide
Class A common stock	1,346,353	371,142	198,186	2,161,130
Class B common stock	2,555,040	0	0	0
Total	3,901,393	371,142	198,186	2,161,130
Jessica Billingsley
Class A common stock	1,352,070	365,118	198,493	2,161,130
Class B common stock	2,555,040	0	0	0
Total	3,907,110	365,118	198,493	2,161,130

2. To consider and vote on a proposal to adopt and approve the Nxu, Inc. Amended and Restated 2023 Omnibus Incentive Plan.

	For	Against	Abstain	Broker Non-Vote
Class A common stock	1,282,894	428,113	204,674	2,161,130
Class B common stock	2,555,040	0	0	0
Total	3,837,934	428,113	204,674	2,161,130

3. To ratify the appointment of Prager Metis CPAs LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

	For	Against	Abstain
Class A common stock	3,506,472	268,807	301,532
Class B common stock	2,555,040	0	0
Total	6,061,512	268,807	301,532

4. To consider and vote on a proposal to amend the Company’s Certificate of Incorporation as amended.

	For	Against	Abstain	Broker Non-Vote
Class A common stock	1,418,832	278,902	217,947	2,161,130
Class B common stock	2,555,040	0	0	0
Total	3,973,872	278,902	217,947	2,161,130

5. For the holders of shares of the Company’s Class B common stock to consider and vote on the authorization of a Series of Preferred Stock.

For	Against	Abstain	Broker Non-Vote
2,555,040	0	0	0

Based on the foregoing votes, Mark Hanchett, Annie Pratt, Britt Ide and Jessica Billingsley were elected as directors, Items 2, 4 and 5 were approved, and Item 3 was ratified.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

3.1	Certificate of Amendment of Certificate of Incorporation of Nxu, Inc., dated August 16, 2024
10.1	Nxu, Inc. Amended and Restated 2023 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXU, INC.

Date: August 16, 2024	By:	/s/ Mark Hanchett
Mark Hanchett
Chief Executive Officer